Cousins


NCR

INVESTOR PRESENTATION

February 2020

COUSINS AT A GLANCE

Preeminent Sun Belt Office REIT

21.8MM
SF[1]

93.6%
LEASED[1]

100%
CLASS A

4.55x
NET DEBT / EBITDA[1]

$8.4Bn
TOTAL MARKET CAPITALIZATION[1]



Charlotte
17%
Dallas/ Fort Worth
6%
Atlanta
34%
Phoenix
8%
Austin
23%
Houston
4%
Tampa
7%

1.9MM SF[1]
Development Pipeline
80% Leased[2]

Land Bank Supports Additional Development of 3.4MM SF[3]

In-Place Rents
8% - 10%
Below Market

32 Consecutive Quarters of Same Property NOI Growth

WHY COUSINS?



- HEALTHY MARKET FUNDAMENTALS
- PREMIER SUN BELT PORTFOLIO
- SUPERIOR OPERATING PERFORMANCE
- COMPELLING GROWTH OPPORTUNITIES
- SIMPLE STRONG BALANCE SHEET

HEALTHY MARKET FUNDAMENTALS

Cousins is Positioned at the Intersection of Two **Powerful** Long-Term Trends

NET MIGRATION

Top Five States for Net Migration[1]

2005-2018

#1 TX | **#2 FL** | **#3 NC** | **#4 AZ** | **#5 GA**

#50 New York
Top Source of
Net Migration to
GA, NC, FL



#49 California
Top Source of
Net Migration to
TX, AZ

FLIGHT TO QUALITY

Average Annual Net Absorption[2]



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
0.4%
1.7%
0.6%
2.1%
0.6%
2.6%
0.0%
2007 - 2011
2011 - 2015
2015 - 2019
2019 - 2023 Forecast
4&5 Star Per CoStar
3 Star Per CoStar



HEALTHY MARKET FUNDAMENTALS

Outstanding Office Employment Growth
Constrained New Supply

Office Employment Growth[1]



2.8%
1.3%
1.4%
Cousins
Gateway Average
U.S. Average

Construction as a % of Total Inventory[2]



3.1%
2.6%
2.0%
Cousins
Gateway Average
U.S. Average

HEALTHY MARKET FUNDAMENTALS

Solid Supply/Demand Characteristics
Robust Rent Growth and Absorption

Rent Growth[1]



5.4%
3.7%
3.2%
Cousins
Gateway Average
U.S. Average

Net Absorption as a % of Total Inventory[2]



3.1%
1.9%
1.9%
Cousins
Gateway Average
U.S. Average

Top Rent Growth Markets[1]



Charlotte 8.2%
East Bay 6.4%
Austin 6.1%
Tampa 6.0%
San Francisco 6.0%
Seattle 5.8%
Sacramento 5.7%
Boston 5.2%
Philadelphia 5.2%
Phoenix 4.9%
Denver 4.4%
Atlanta 4.4%

PREMIER SUN BELT PORTFOLIO

Pure-Play Sun Belt Office REIT with a Differentiated Portfolio



NCR
NCR

CUZ		PEERS[1]
370K	AVERAGE BUILDING SIZE	218K
100%	% SUN BELT	35%
100%	% CLASS A	88%
99%	% OFFICE	87%
78%	% NEAR TRANSIT[2]	35%
2002	AVERAGE YEAR BUILT	1990

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets

Operating Asset | Development/Land Asset



Atlanta
Buckhead
18% Class A Market Share[1]



Atlanta
Midtown
13% Class A Market Share[1]



Austin
CBD
18% Class A Market Share[1]



Austin
The Domain
36% Class A Market Share[1]



Charlotte
Uptown
24% Class A Market Share[1]



Tampa
Westshore
22% Class A Market Share[1]



Phoenix
Tempe
17% Class A Market Share[1]

PREMIER SUN BELT PORTFOLIO

Commands Premium Rents in Our Markets

CLASS A ASKING RENT ($/SF)[1]

ATLANTA



+26%
$33.84
$38.91
$42.48
Atlanta
Buckhead
Cousins Buckhead

AUSTIN



+40%
$46.05
$58.21
$64.62
Austin
CBD
Cousins CBD

CHARLOTTE



+11%
$35.07
$38.50
$38.95
Charlotte
Uptown
Cousins Uptown

DALLAS



+43%
$32.01
$43.17
$45.65
Dallas
Preston Center
Cousins Preston Center

PHOENIX



+47%
$31.23
$36.86
$45.93
Phoenix
Tempe
Cousins Tempe

TAMPA



+16%
$33.46
$37.95
$38.86
Tampa
Westshore
Cousins Westshore

SUPERIOR OPERATING PERFORMANCE

32 Consecutive Quarters Of Same Property NOI Growth

Same Property Cash NOI Growth Year-Over-Year[1]



16%
15%
14%
13%
12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
2016Q3
2016Q4
2017Q1
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
CUZ
Avg = 6.4%
Office Peers
Avg = 3.4%

COMPELLING GROWTH OPPORTUNITIES

$9MM of Development NOI in 2019 Grows to $70MM[1] in 2022

CURRENT DEVELOPMENT PIPELINE | **RECENT DELIVERIES**










	10000 AVALON	120 WEST TRINITY	DOMAIN 12	DOMAIN 10	300 COLORADO	100 MILL	DIMENSIONAL PLACE	DOMAIN 11	Total / Avg
RSF	251K	352K	320K	300K	358K	287K	281K	320K	2.5MM
% Leased[2]	59%	100%	100%	98%	87%	44%	100%	100%	87%



Est Quarterly NOI[1] ($MM)
0
2
4
6
8
10
12
14
16
18
2019 Total
$9MM
+$16MM
2020 Total
$25MM
+$26MM
2021 Total
$51MM
+$19MM
2022 Total
$70MM
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Recent Deliveries
Current Development Pipeline

COMPELLING GROWTH OPPORTUNITIES

Attractive Land Bank Supports **3.4MM SF**[1] of Additional New Development

ATLANTA



901 WEST PEACHTREE

MIDTOWN
455K SF



3354 PEACHTREE

BUCKHEAD
560K SF

DALLAS



LEGACY UNION TWO / THREE

LEGACY
600K SF



VICTORY CENTER

UPTOWN
460K SF

AUSTIN



DOMAIN 9

DOMAIN
330K SF



DOMAIN 14 & 15

DOMAIN
800K SF

TAMPA



CORPORATE CENTER V

WESTSHORE
170K SF

COMPELLING GROWTH OPPORTUNITIES

Significant Mark-to-Market Opportunity

Increase in 2nd Generation Cash Net Rent[1]



20%
15%
10%
5%
0%
Avg = 9.1%
8% to 10%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Future

Despite strong growth, in-place rents remain 8% - 10% below current market rents



SIMPLE STRONG BALANCE SHEET

Leverage **Significantly Below Peers**



Net Debt/EBITDA[1]
12.0x
11.0x
10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Average = 6.5x
4.6x
SLG
PGRE
CXP
VNO
DEA
FSP
KRC
CIO
BXP
OPI
OFC
BDN
ARE
HIW
PDM
CUZ
ESRT

ASSET SALES NOT REQUIRED

TO FUND CURRENT DEVELOPMENT PIPELINE
OR TO REDUCE LEVERAGE

SIMPLE STRONG BALANCE SHEET

Substantial Liquidity and Access to Capital Markets


CASH
$16MM
$764 Million Liquidity[1]
REVOLVER
$749MM


ENCUMBERED
22%
Flexible Portfolio[2]
UNENCUMBERED
78%

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



Larry L. Gellerstedt III
Executive Chairman



M. Colin Connolly
President and Chief Executive Officer

Gregg D. Adzema
Executive Vice President and Chief Financial Officer



Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary





Richard Hickson
Executive Vice President, Operations



John S. McColl
Executive Vice President, Development

Kennedy Hicks
Senior Vice President, Investments



Jay Harris
Senior Vice President, Chief Accounting Officer





APPENDIX

ATLANTA
Market Snapshot



8000 AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
SPRING & 8TH
PROMENADE
1200 PEACHTREE
EMORY HOSPITAL MIDTOWN
75
285
85
20
marta



Submarket Concentration 2
Buckhead 43%
Central Perimeter 17%
North Fulton 4%
Midtown 36%



Industry Concentration 4
Financial Services 17%
Other 10%
Professional Services 9%
Consumer Goods and Services 9%
Legal Services 8%
Healthcare 6%
Real Estate 6%
Insurance 5%
Transportation 5%
Technology 25%

7.3MM

Total Square Feet[1]

91%

Leased[1]

$39.22

Average Asking Rent[3]

AUSTIN
Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN POINT
DOMAIN 11
DOMAIN 8
DOMAIN 2
DOMAIN 4
DOMAIN 7
DOMAIN 3
816 CONGRESS
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACES
183
35
1
290
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St



Submarket Concentration [2]
Domain 36%
Southwest 13%
Northwest 3%
CBD 48%



Industry Concentration [4]
Legal Services 19%
Professional Services 18%
Financial Services 10%
Other 8%
Real Estate 7%
Energy 7%
Healthcare 4%
Consumer Goods and Services 3%
Technology 24%

4.0MM

Total Square Feet[1]

96%

Leased[1]

$58.00

Average Asking Rent[3]

CHARLOTTE
Market Snapshot



77
277
29
GATEWAY VILLAGE
N Graham St
77
W Trade St
W 5th St
277
S Graham St
FIFTH THIRD CENTER
HEARST TOWER
W Morehead St
S Church St
S Tryon St
BANK OF AMERICA PLAZA
74
E Stonewall St
S Caldwell St
277
NASCAR PLAZA
277
DIMENSIONAL PLACE
S McDowell St



Submarket Concentration 2
Uptown 91%
South End 9%



Industry Concentration 4
Financial Services 53%
Legal Services 16%
Marketing 8%
Consumer Goods and Services 6%
Insurance 5%
Other 4%
Professional Services 4%
Technology 4%

4.3MM

Total Square Feet[1]

96%

Leased[1]

$38.95

Average Asking Rent[3]

DALLAS
Market Snapshot


LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
12
35E
12
30
30


Legacy
69%
Submarket
Concentration 2
Preston
Center
31%


Energy
29%
Financial
Services
35%
Industry
Concentration 4
Government
15%
Other
9%
Construction
6%
Professional Services
6%

516K

Total Square Feet[1]

96%

Leased[1]

$46.65

Average Asking Rent[3]

PHOENIX

Market Snapshot



202
Salt River
HAYDEN FERRY
W Rio Salado Pkwy
E Rio Salado Pkwy
111 WEST RIO
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration [2]



Industry Concentration [4]
Financial Services
13%
Insurance
10%
Consumer Goods and Services
8%
Other
7%
Real Estate
6%
Marketing
5%
Professional Services
28%
Technology
23%

1.3MM

Total Square Feet[1]

98%

Leased[1]

$45.93

Average Asking Rent[3]

TAMPA
Market Snapshot



TAMPA INTERNATIONAL AIRPORT
HARBORVIEW PLAZA
THE POINTE
CORPORATE CENTER III
CORPORATE CENTER II
CORPORATE CENTER IV
CORPORATE CENTER I
60
589
92
275



Westshore
100%
Submarket Concentration 2



Consumer Goods and Services
18%
Legal
14%
Technology
9%
Financial Services
9%
Other
6%
Insurance
5%
Healthcare
20%
Professional Services
19%
Industry Concentration 4

1.7MM

Total Square Feet[1]

96%

Leased[1]

$38.86

Average Asking Rent[3]

DEFINITIONS OF NON-GAAP MEASURES

"NET OPERATING INCOME" ("NOI")

is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less termination fees and rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. For clarity, NOI includes straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.

In this presentation, the Company is presenting incremental NOI associated with its development for future periods. These non-GAAP measures are forward looking and specific only to the development projects outlined in this presentation. The Company has not finalized projections of its NOI for other projects in its portfolio and has not prepared consolidated projections for NOI or net income (the most comparable GAAP measure to NOI) for any period beyond 2020. Therefore, the Company has not presented a reconciliation of this incremental NOI to net income or any other GAAP financial measure. Such information is not available and would require unreasonable effort to produce in the context of this presentation.

ENDNOTES

Page 1 – Cousins at a Glance
1. All figures are as of 31-Dec-2019 and included in Cousins' filings unless otherwise noted.
2. Represents office leased percentage as of 31-Dec-2019.
3. Represents estimated developable SF.
4. Represents Cousins' pro-rata share of NOI per 31-Dec-2019 filings.

Page 3 – Healthy Market Fundamentals
1. Source: US Census Bureau.
2. Source: CoStar.

Page 4 – Healthy Market Fundamentals
1. Source: BLS.gov and Baird Research for office employment growth data as of Dec 2019.
2. Source: CoStar for construction data and total office inventory as of 31-Dec-2019.

Page 5 – Healthy Market Fundamentals
1. Source: CoStar for year-over-year rent growth data as of 31-Dec-2019.
2. Source: CoStar for net absorption data (12-months) and total office inventory as of 31-Dec-2019.

Page 6 – Premier Sun Belt Portfolio
1. Peers include the following comparable office REITs according to Green Street: BDN, CLI, EQC, HIW, OFC, PDM. Data collected from CoStar, S&P Global, each company's 4Q 2019 supplemental data and each company's website. Metrics calculated are based on office assets only.
2. "Near transit" is defined as rail transit within a 15 minute walk from the asset.

Page 7 – Premier Sun Belt Portfolio
1. Source: CoStar. Based on 100% of building square footage as of 31-Dec-2019. Does not include 100% owner-occupied buildings.

Page 8 – Premier Sun Belt Portfolio
1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 31-Dec-2019; where net rents are quoted, operating expenses are added to achieve gross rents.

Page 9 – Superior Operating Performance
1. Source: Company quarterly financial supplements. Office Peer Average includes those peers in the SNL US Office Index that report quarterly same property NOI growth on a cash basis during the applicable period.

Page 10 – Compelling Growth Opportunities
1. Represents actual NOI through 2019 and estimated NOI based on executed leases and other forecasted leasing for 2020 and beyond. See definition of NOI on page 23.
2. Represents office leased percentage as of 31-Dec-2019.

Page 11 – Compelling Growth Opportunities
1. Represents estimated developable SF, excluding redevelopment.

Page 12 – Compelling Growth Opportunities
1. Increase in second generation net rent on a cash basis per Cousins' quarterly filings.

Page 13 – Simple Strong Balance Sheet
1. Represents total debt, including company's share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings through 19-Feb-2020.

Page 14 – Simple Strong Balance Sheet
1. Represents Cousins' cash as of 31-Dec-2019 plus availability under Cousins' Credit Facility as of 31-Dec-2019.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31-Dec-2019.

Appendix – Market Snapshots
1. Represents portfolio statistics of Company at 100% as reported in Cousins' 31-Dec-2019 filings. Excludes projects under construction.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31-Dec-2019.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 4Q 2019 revenues. Management uses SIC codes when available along with judgement to determine tenant industry classification.



Gregg Adzema

Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux

Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2019. These forward-looking statements include, among other things, statements regarding subjects that are forward looking by their nature, such as the following: future year guidance and underlying assumptions including incremental NOI from development; future development and redevelopment opportunities; future leasing of assets, including rates and timing; potential or anticipated dispositions, including amounts and timing; and all statements that address future operating performance, events or developments that we anticipate will occur in the future – including statements related to creating value for stockholders. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Cousins management, involve uncertainties that could significantly affect the financial or operating results of the Company, including but not limited to the following: changes in national and local economic conditions, the real estate industry and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa and Dallas; leasing risks, including the ability to obtain new tenants and lease newly developed space; the failure of a tenant to occupy leased space; the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee and the effect of telecommuting; the adverse change in the financial condition of one or more of our joint venture partners or major tenants; competition from other developers; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns and leasing risk); changes in senior management and the loss of key personnel. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will," "should," "may," "projects," "could," "estimates" or variations of such words and other similar expressions are intended to identify such forward-looking statements. Although we believe that our plans, intentions and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

cousins.com

3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326